Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE
OFFICER PURSUANT TO 18 U.S.C. SECTION
1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Daniel de Boer, Chief Executive Officer, and principal executive officer, in connection with the Quarterly Report of Greenbacker Renewable Energy Company LLC (the “Company”) on Form 10-Q for the three months ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the company.
Date: August 12, 2026

Greenbacker Renewable Energy Company LLC
/s/ Daniel de Boer
Daniel de Boer Chief Executive Officer principal executive officer